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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of CuraGen Corporation on Form S-8 of our report dated February 12, 1999, appearing in the Annual Report on Form 10-K of CuraGen Corporation for the year ended December 31, 1998.

/s/ Deloitte & Touche LLP

Hartford, Connecticut
October 21, 1999